EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Prudent Bear Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Prudent Bear Funds, Inc. for the  year ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Prudent Bear Funds, Inc. for the stated period.

/s/David W. Tice David W. Tice President, Prudent Bear Funds, Inc.	/s/David W. Tice David W. Tice Treasurer, Prudent Bear Funds, Inc.
Dated: December 5, 2007

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Prudent Bear Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.